UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2016

Yum China Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16/F Two Grand Gateway
7100 Corporate Drive	3 Hongqiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(888) 298-6986

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On October 11, 2016, Yum China Holdings, Inc. issued a press release announcing that it will outline its vision for the company as an independent business today at Yum! Brands, Inc.’s (NYSE: YUM) annual investor conference.

That press release is attached as Exhibit 99.1.  The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits.  The following exhibits are filed as part of this report:

99.1                        Press Release dated October 11, 2016

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2016
YUM CHINA HOLDINGS, INC.

	By:	/s/ Shella Ng
Name: Shella Ng
Title: Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 11, 2016